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                                                                     EXHIBIT 4.2

[LOGO]

SkyLynx
COMMUNICATIONS, INC.
NUMBER
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
AUTHORIZED: 150,000,000 COMMON SHARES, $.001 PAR VALUE PER SHARE
CUSIP 830857 10 8
This Certifies That
is the owner of
SEE REVERSE FOR
CERTAIN DEFINITIONS
Fully Paid and Non-Assessable Common Shares, $.001 Par Value, of
SkyLynx Communications, Inc.
transferable on the books of the Corporation by the holder hereof, in person or by authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.
IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.
DATED:
[Ned A. Bell]
SECRETARY
[Seal]
[Jeffery A. Mathias]
PRESIDENT
COUNTERSIGNED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado  80201
By:
Transfer Agent - Authorized Signature
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SkyLynx Communications, Inc.
Transfer Fee: $20.00 Per New Certificate Issued
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
     TEN COM   - as tenants in common
     TEN ENT   - as tenants by the entireties
     JT TEN    - as joint tenants with rights of
     survivorship and not as tenants
     in common
UNIF GIFT MIN ACT - Custodian for
(Cust.)  (Minor)
under Uniform Gifts to Minors
Act of
(State)
Additional abbreviations may also be used though not in the above list.
For value received hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
Please print or type name and address of assignee
Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.
Dated
SIGNATURE GUARANTEED:
     X

     X
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.